UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 15, 2019

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36615	26-2222607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN		55402
(Address of principal executive offices)		(Zip Code)

(612) 746-1944

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GWGH	NASDAQ Capital Market

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Director Resignations; Reduction in Board Size

As a result of discussions among members of the Board of Directors (the “Board”) of GWG Holdings, Inc. (the “Company”), and based in part on a determination that a Board comprised of fewer directors would facilitate that Board’s ability to oversee future Company activities in an efficient and effective manner, Messrs. Richard W. Fisher, David H. Glaser, Sheldon I. Stein and Bruce E. Zimmerman resigned from the Board and the size of the Board was reduced from 14 to ten directors. The remaining directors and Company management recognize the departing four directors’ significant investment of time and energy in helping the Company reorient its business and capital allocation strategy towards an expansive and diverse exposure to alternative assets.

The remaining ten directors continue to be assigned to the Classes to which they were previously elected, as set forth below:

Director	Class	Expiration of Term of Director
Brad K. Heppner	Class I	2019
Thomas O. Hicks	Class I	2019
Kathleen J. Mason	Class I	2019
Michelle Caruso-Cabrera	Class II	2020
Dennis P. Lockhart	Class II	2020
Bruce W. Schnitzer	Class II	2020
Roger T. Staubach	Class II	2020
Peter T. Cangany, Jr.	Class III	2021
David F. Chavenson	Class III	2021
David H. de Weese	Class III	2021

Item 7.01	Regulation FD Disclosure.

On October 21, 2019, the Company issued a press release announcing the director resignations and resulting reduction in the size of the Board.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 and Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press release dated October 21, 2019 (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings, Inc.

Date: October 21, 2019	By:	/s/ Timothy L. Evans
Timothy L. Evans Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 21, 2019 (filed herewith)